EXHIBIT 99.1

MKS Inc. Reports First Quarter 2026 Financial Results

•
Revenue of $1,078 million, at the high end of guidance
•
GAAP net income of $84 million and net income per diluted share of $1.18
•
Adjusted EBITDA of $277 million and Non-GAAP net earnings per diluted share of $2.30, each above the high end of guidance

Andover, MA, May 6, 2026 -- MKS Inc. (NASDAQ: MKSI), a global provider of enabling technologies that transform our world, today reported its financial results for the first quarter of 2026.

“Our robust first quarter performance and second quarter outlook reflect accelerating, broad-based demand, fueled by ramping investment in AI-related applications,” said John T.C. Lee, President and Chief Executive Officer. “Our deep, foundational product portfolio is leading to strong bookings and revenue growth as we enable customers to address the fast-rising complexity of semiconductor and advanced circuit board manufacturing. From AI data centers to the latest consumer electronics innovations, MKS is well positioned to drive attractive growth in a strengthening demand environment.”

“First quarter revenue and key profitability metrics came in at or above the high end of our guided ranges, demonstrating both business momentum and outstanding execution,” said Ram Mayampurath, Executive Vice President and Chief Financial Officer. “Our solid gross margins and operating discipline set the stage for attractive cash generation as we execute on revenue opportunities this year, giving us the resources to invest in innovation and further strengthen our balance sheet.”

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

	Q1 2026	Q4 2025	Q1 2025
Net Revenues
Semiconductor	$466	$435	$413
Electronics & Packaging	321	303	253
Specialty Industrial	291	295	270
Total net revenues	$1,078	$1,033	$936
Gross Margin	47.0%	46.4%	47.4%
GAAP Financial Measures
Operating margin	13.8%	13.9%	11.9%
Net income	$84	$108	$52
Net income per diluted share	$1.18	$1.58	$0.77
Non-GAAP Financial Measures
Operating margin	21.8%	21.0%	20.2%
Net earnings	$157	$168	$116
Net earnings per diluted share	$2.30	$2.47	$1.71

Additional Financial Information

During the first quarter of 2026, the Company completed a private offering of €1.0 billion aggregate principal amount of 4.25% senior notes due 2034. The Company used the net proceeds from the offering, together with the net proceeds from the partial refinancing of its then-existing USD term loan B and refinancing of its then-existing EUR term loan B, both of which were also completed during the first quarter of 2026, and cash on hand to prepay approximately $1.3 billion of, and refinance in full, its existing USD term loan B and refinance in full its existing EUR term loan B. The Company also upsized its revolving credit facility from $675 million to $1.0 billion. In addition, the Company increased its dividend from $0.22 per share to $0.25 per share and paid a cash dividend of $17 million.

At March 31, 2026, the Company had $569 million in cash and cash equivalents, $1.6 billion of secured term loan principal outstanding, $1.4 billion of convertible senior notes outstanding, €1.0 billion of senior notes outstanding and up to $1.0 billion of additional borrowing capacity under a revolving credit facility, subject to certain leverage ratio requirements. The appreciation of our stock price during the first quarter of 2026 resulted in the satisfaction of the stock price conversion condition under the indenture governing our convertible senior notes. As a result, the convertible senior notes are convertible, in whole or in part, at the option of the noteholders at any time during the second quarter of 2026, and were classified as short-term debt, net of issuances costs, at March 31, 2026.

In May 2026, the Company made a voluntary principal prepayment of $100 million on its USD term loan B.

Second Quarter 2026 Guidance

•
Revenue of $1,200 million, plus or minus $40 million
•
Gross margin of 47.0%, plus or minus 1.0%
•
GAAP operating expenses of $337 million, plus or minus $5 million and Non-GAAP operating expenses of $275 million, plus or minus $5 million
•
GAAP net income of $151 million, plus or minus $21 million and Non-GAAP net earnings of $202 million, plus or minus $21 million
•
GAAP net income per diluted share of $2.09, plus or minus $0.29 and Non-GAAP net earnings per diluted share of $2.90, plus or minus $0.30
•
Adjusted EBITDA of $328 million, plus or minus $26 million

The guidance for the second quarter is based on the current business environment, including the impact of U.S. import tariffs and the imposition of retaliatory actions taken by other countries up through but not including the date of this release. The Company will continue to monitor and adapt to changes in the business environment as needed.

Conference Call Details

A conference call with management will be held on Thursday, May 7, 2026 at 8:30 a.m. (Eastern Time). To participate in the call by phone, participants should visit the Investor Relations section of MKS’ website at investor.mks.com and click on Events & Presentations, where you will be able to register online and receive dial-in details. We encourage participants to register and dial in to the conference call at least 15 minutes before the start of the call to ensure a timely connection. A live and archived webcast and related presentation materials will be available on the Investor Relations section of the MKS website.

About MKS Inc.

MKS Inc. (NASDAQ: MKSI) enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world's leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications. Additional information can be found at www.mks.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Inc. (“MKS,” the “Company,” “our,” or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the level and terms of our substantial indebtedness and our ability to service such debt; risks related to pursuing, completing, and/or failing to realize the benefits of acquisitions and other strategic transactions critical to our growth strategy; risks related to cybersecurity, data privacy and intellectual property; manufacturing and sourcing risks, including supply chain disruptions, component shortages and price increases, the use of limited, sole source and international suppliers, the relocation of manufacturing operations, and product defects; risks associated with doing business internationally, including geopolitical conflicts, trade compliance, trade protection measures, such as import tariffs by the United States and/or retaliatory actions taken by other countries, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations; conditions affecting the markets in which we operate, including intense competition, rapid technological and market changes, dependence on new product development, the ability to anticipate and meet customer demand, fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks associated with artificial intelligence (“AI”); financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission and any subsequent Quarterly Reports on Form 10-Q. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause our views to change, after the date of this press release. Amounts reported in this press release are preliminary and subject to finalization prior to the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

Company Contact:

Paretosh Misra

Vice President, Investor Relations

Telephone: (978) 284-4705

Email: paretosh.misra@mks.com

MKS Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Net revenues:
Products	$954	$907	$819
Services	124	126	117
Total net revenues	1,078	1,033	936
Cost of revenues:
Products	514	491	437
Services	57	62	55
Total cost of revenues (exclusive of amortization shown separately below)	571	553	492
Gross profit	507	480	444
Research and development	81	78	70
Selling, general and administrative	190	185	185
Restructuring and other	3	11	16
Legal settlement	3	—	—
Fees and expenses related to debt activities	18	—	2
Amortization of intangible assets	63	62	60
Income from operations	149	144	111
Interest income	(2)	(3)	(3)
Interest expense	45	50	53
Loss on extinguishment of debt	5	2	3
Other (income) expense, net	(1)	6	(1)
Income before income taxes	102	89	59
Provision (benefit) for income taxes	18	(19)	7
Net income	$84	$108	$52
Net income per share:
Basic	$1.24	$1.60	$0.77
Diluted	$1.18	$1.58	$0.77
Cash dividends per common share	$0.25	$0.22	$0.22
Weighted average common shares outstanding:
Basic	67.4	67.3	67.4
Diluted	71.1	68.0	67.7

MKS Inc.

Unaudited Consolidated Balance Sheets

(In millions)

	March 31,	December 31,
	2026	2025
ASSETS
Cash and cash equivalents	$569	$675
Trade accounts receivable, net	775	651
Inventories	949	921
Other current assets	252	263
Total current assets	2,545	2,510
Property, plant and equipment, net	795	810
Right-of-use assets	267	270
Goodwill	2,565	2,574
Intangible assets, net	2,065	2,140
Other assets	491	492
Total assets	$8,728	$8,796
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt	$1,398	$51
Accounts payable	448	407
Other current liabilities	445	469
Total current liabilities	2,291	927
Long-term debt, net	2,650	4,150
Non-current deferred taxes	450	474
Non-current accrued compensation	146	149
Non-current lease liabilities	244	246
Other non-current liabilities	136	131
Total liabilities	5,917	6,077
Stockholders' equity:
Common stock	—	—
Additional paid-in capital	2,104	2,101
Retained earnings	778	711
Accumulated other comprehensive loss	(71)	(93)
Total stockholders' equity	2,811	2,719
Total liabilities and stockholders' equity	$8,728	$8,796

MKS Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Cash flows from operating activities:
Net income	$84	$108	$52
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85	86	85
Unrealized (gain) loss on foreign currency and derivative instruments	—	(6)	2
Amortization of debt issuance costs and original issue discounts	4	6	6
Loss on extinguishment of debt	5	2	3
Stock-based compensation	19	8	22
Provision for excess and obsolete inventory	13	8	17
Deferred income taxes	(24)	(71)	(37)
Other	1	2	1
Changes in operating assets and liabilities	(134)	(1)	(10)
Net cash provided by operating activities	53	142	141
Cash flows from investing activities:
Net purchases of investments	—	1	—
Proceeds from sale of long-lived assets	—	1	—
Purchases of property, plant and equipment	(25)	(51)	(18)
Net cash used in investing activities	(25)	(49)	(18)
Cash flows from financing activities:
Repurchase of common stock	—	—	(45)
Proceeds from borrowings	1,192	—	—
Payments of borrowings	(1,274)	(113)	(113)
Payments of deferred financing fees	(22)	—	—
Dividend payments	(17)	(15)	(15)
Net (payments) proceeds related to employee stock awards	(16)	3	(5)
Other financing activities	—	—	(2)
Net cash used in financing activities	(137)	(125)	(180)
Effect of exchange rate changes on cash and cash equivalents	3	10	(2)
Decrease in cash and cash equivalents	(106)	(22)	(59)
Cash and cash equivalents at beginning of period	675	697	714
Cash and cash equivalents at end of period	$569	$675	$655

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Net income	$84	$108	$52
Restructuring and other	3	11	16
Legal settlement	3	—	—
Amortization of intangible assets	63	62	60
Loss on extinguishment of debt	5	2	3
Amortization of debt issuance costs	4	5	5
Loss from de-designation of interest rate hedges	2	—	—
Fees and expenses related to debt activities	18	—	2
Tax effect of Non-GAAP adjustments	(23)	(20)	(22)
Non-GAAP net earnings	$157	$168	$116
Non-GAAP net earnings per diluted share	$2.30	$2.47	$1.71
Weighted average diluted shares outstanding	71.1	68.0	67.7
Convertible debt capped calls	2.9	—	—
Non-GAAP weighted average diluted shares outstanding	68.2	68.0	67.7
Net cash provided by operating activities	$53	$142	$141
Purchases of property, plant and equipment	(25)	(51)	(18)
Free cash flow	$29	$91	$123
Operating expenses	$358	$336	$332
Restructuring and other	3	11	16
Legal settlement	3	—	—
Amortization of intangible assets	63	62	60
Fees and expenses related to debt activities	18	—	2
Non-GAAP operating expenses	$271	$263	$254
Income from operations	$149	$144	$111
Operating margin	13.8%	13.9%	11.9%
Restructuring and other	3	11	16
Legal settlement	3	—	—
Amortization of intangible assets	63	62	60
Fees and expenses related to debt activities	18	—	2
Non-GAAP income from operations	$235	$217	$189
Non-GAAP operating margin	21.8%	21.0%	20.2%
Interest expense, net	$43	$47	$50
Amortization of debt issuance costs	4	5	5
Loss from de-designation of interest rate hedges	2	—	—
Non-GAAP interest expense, net	$37	$42	$45
Net income	$84	$108	$52
Interest expense, net	43	47	50
Other (income) expense, net	(1)	6	(1)
Provision (benefit) for income taxes	18	(19)	7
Depreciation	22	24	25
Amortization of intangible assets	63	62	60
Stock-based compensation	19	8	22
Restructuring and other	3	11	16
Legal settlement	3	—	—
Loss on extinguishment of debt	5	2	3
Fees and expenses related to debt activities	18	—	2
Adjusted EBITDA	$277	$249	$236
Adjusted EBITDA margin	25.7%	24.1%	25.2%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended March 31, 2026			Three Months Ended December 31, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	(Benefit) Provision for Income Taxes	Effective Tax Rate
GAAP	$102	$18	17.7%	$89	$(19)	(20.8%)
Restructuring and other	3	—		11	—
Legal settlement	3	—		—	—
Amortization of intangible assets	63	—		62	—
Loss on extinguishment of debt	5	—		2	—
Amortization of debt issuance costs	4	—		5	—
Loss from de-designation of interest rate hedges	2	—		—	—
Fees and expenses related to debt activities	18	—		—	—
Tax effect of Non-GAAP adjustments	—	23		—	20
Non-GAAP	$198	$41	20.9%	$169	$1	0.9%

	Three Months Ended March 31, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$59	$7	12.3%
Restructuring and other	16	—
Amortization of intangible assets	60	—
Loss on extinguishment of debt	3	—
Amortization of debt issuance costs	5	—
Fees and expenses related to debt activities	2	—
Tax effect of Non-GAAP adjustments	—	22
Non-GAAP	$145	$29	19.9%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures - Q2’26 Guidance

(In millions, except per share data)

	Three Months Ending June 30, 2026
	$ Amount	Per Share
GAAP net income and net income per share	$151	$2.09
Restructuring and other	1
Amortization of intangible assets	61
Loss on extinguishment of debt	3
Amortization of debt issuance costs	3
Tax effect of Non-GAAP adjustments	(17)
Non-GAAP net earnings and net earnings per share	$202	$2.90

Weighted average diluted shares	72.3
Convertible debt capped calls	(2.7)
Non-GAAP weighted average diluted shares	69.6

GAAP operating expenses	$337
Restructuring and other	(1)
Amortization of intangible assets	(61)
Non-GAAP operating expenses	$275

GAAP net income	151
Interest expense, net	38
Provision for income taxes	35
Depreciation	24
Restructuring and other	1
Amortization of intangible assets	61
Stock-based compensation	15
Loss on extinguishment of debt	3
Adjusted EBITDA	$328

MKS Inc.
Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding.

Restructuring and other includes incremental expenses incurred in connection with restructuring programs and other strategic initiatives, primarily related to changes in business and/or cost structure. Such costs may include third-party services, one-time termination benefits, facility-related costs, contract termination fees and other items that have no direct correlation to our future business operations.

Legal settlement includes charges related to the resolution of legal matters.

Amortization of intangible assets includes non-cash amortization expense associated with intangible assets acquired in acquisitions.

Loss on extinguishment of debt includes the non-cash write-off of unamortized debt issuance costs and original issue discount costs incurred from voluntary prepayments, refinancings and/or repricings of our term loan facility.

Amortization of debt issuance costs includes non-cash additional interest expense related to the amortization of debt issuance costs associated with our debt.

Loss from de-designation of interest rate hedges includes a cash loss from the de-designation of certain interest rate hedges in connection with the voluntary prepayment of the USD term loan B.

Fees and expenses related to debt activities includes direct third-party costs related to repricings or refinancings of our term loan facility and the issuance of our €1.0 billion of senior notes due 2034 in February 2026.

Convertible debt capped calls includes the antidilutive impact of the capped call transactions entered into in connection with the issuance of $1.4 billion of convertible senior notes in May 2024. The capped calls are designed to reduce potential dilution to the Company’s common stock and/or offset cash payments in excess of the principal upon conversion of the notes, subject to an initial cap of $237.42 per share (a 100% premium to the May 13, 2024 closing price of $118.71), subject to customary adjustments. Because the capped calls are excluded from GAAP diluted share calculations, GAAP and Non‑GAAP diluted share counts will differ.

Tax effect of Non-GAAP adjustments includes the impact of Non-GAAP adjustments that are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates.